CONVERTIBLE NOTE PURCHASE AGREEMENT

This Convertible Note Purchase Agreement (this "***Agreement***") is made and entered into as of September 16, 2016 (the "***Effective Date***") by and among AXIM Biotechnologies, Inc., a Nevada corporation (the "***Company***"), Dr. George E. Anastassov, Dr. Philip A. Van Damme and Lekhram Changoer (for purposes of Section 6 only) (together, the "***Executives***"), and TL-66 LLC, a California limited liability company (the "***Purchaser***").

RECITALS

WHEREAS, the Company has authorized the issuance and sale to the Purchaser of Convertible Promissory Notes in the aggregate principal amount of up to $5,000,000 (the "***Notes***");

WHEREAS, the Purchaser desires to purchase up to $5,000,000 face value of the Notes on the terms and conditions set forth herein, and the Company desires to issue and sell the Notes to the Purchaser on the terms and conditions set forth herein.

NOW THEREFORE, the parties, for good and valuable consideration, agree as follows:

1. **NOTE PURCHASE.**

1.1 Note Purchase. Subject to the terms and conditions set forth herein, at the Initial Closing (as defined below), the Company agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, Notes in the aggregate amount of $850,000, the forms of which are attached hereto and incorporated herein by this reference as **Exhibit A**.

2. **CLOSING.**

2.1 The Initial Closing and Subsequent Closings. The purchase and sale of the Notes attached hereto as Exhibit A (the "***Initial Closing Notes***") will take place at such time and place as the Company and Purchaser mutually agree upon (which time and place are referred to as the "***Initial Closing***"). At the Initial Closing, the Company shall deliver to the Purchaser the Initial Closing Notes against payment by the Purchaser of $850,000 by check or wire transfer to an account designated by the Company. The purchase and sale of the remaining Notes and payment therefor shall occur, if at all, in the sole discretion of the Purchaser, at such time and place as the Company and Purchaser mutually agree upon (each, a "***Subsequent Closing***"). The purchase price of each Note at Subsequent Closings shall be equal to the face value of the Note(s) being issued at such Subsequent Closing unless otherwise agreed upon by the parties in writing, with such amounts determined in the sole discretion of the Purchaser. Any reference in this Agreement to the "Closing" shall include the Initial Closing and any Subsequent Closing unless the context demands otherwise.

3. **REPRESENTATIONS AND WARRANTIES OF THE COMPANY.** The Company hereby represents and warrants to the Purchaser as of the Initial Closing and each Subsequent

Closing that the statements in the following paragraphs of this Section 3 are all true and complete as of immediately prior to the Closing:

3.1 **Organization, Good Standing and Qualification**. The Company is a corporation duly organized and validly existing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

3.2 **Authorization, Binding Obligations, No Contravention**. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the authorization, sale, issuance and delivery of the Notes, the shares of the Company's capital stock issuable on conversion, and the performance of all the Company's obligations hereunder and thereunder has been taken or will be taken prior to the Closing (or promptly thereafter if and as needed pursuant to section 7.11). The Agreement and the Notes, when executed and delivered by the Company, shall constitute valid and legally binding Company obligations, enforceable against the Company in accordance with their terms. The Agreement and the Notes do not and will not violate any provision of any applicable law, rule, regulation or order of any court, regulatory commission, board or other administrative agency or any provision of the Company's articles of incorporation or bylaws and do not and will not result in the breach of, or constitute a default or require any consent under (except to the extent such consent has been received), any indenture, bank or other credit agreement, mortgage or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or affected.

3.3 **Offering**. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4 hereof, the offer, issue and sale of the Notes is and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "***Securities Act***") and has or will be registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

3.4 **Use of Funds**. The funds raised pursuant hereto shall be used for working capital, product development and clinical trials.

3.5 **Intellectual Property**. The Company owns all Intellectual Property (as defined below) used or held for use in connection with its business as currently conducted or as contemplated and the Company is unaware of any assertion or claim which challenges or adversely affects the validity, enforceability, use or ownership of any of such Intellectual Property. The rights of the Company in or to such Intellectual Property, and the Company's use and intended use thereof, do not conflict with, infringe on, and are not otherwise subject to the rights of any other person or entity, and the Company has not received any claim or written notice from any person or entity to such effect. The Company has taken reasonable precautions to protect the secrecy, confidentiality and value of its trade secrets and the proprietary nature of the Intellectual Property. "***Intellectual Property***" means all patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, trade secrets, licenses, domain names, mask works, know-how, information and proprietary rights and processes.

3.6 **Compliance with Applicable Law**. The Company is, and at all times since its formation has been, in compliance in all material respects with all applicable laws, rules, regulations, administrative orders and judicial decrees (federal, state, local and otherwise) applicable to it, its operations and its properties (including, without limitation, laws relating to work visas required for foreign persons employed by the Company) that are material to the conduct of its business as currently conducted or as presently proposed to be conducted.

3.7 **Misleading Statements**. No representation or warranty by the Company in this Agreement or on any written statement or certificate furnished or to be furnished to Purchaser pursuant to this Agreement, when taken together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made not misleading.

4. **REPRESENTATIONS, WARRANTIES OF PURCHASER**. The Purchaser hereby represents and warrants to, and agrees with, the Company, both at the Initial Closing and at each Subsequent Closing, that:

4.1 **Authorization**. The Purchaser represents that the Purchaser has full power and authority to enter into this Agreement and the Notes issued to it.

4.2 **Disclosure of Information**. The Purchaser has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Notes. The Purchaser further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Notes and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Purchaser or to which the Purchaser had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 3.

4.3 **Investment Experience**. The Purchaser understands that the purchase of the Notes involves substantial risk. The Purchaser (i) has experience as an Purchaser in securities of companies in the development stage and acknowledges that the Purchaser is able to fend for itself, can bear the economic risk of the Purchaser's investment in the Notes and has such knowledge and experience in financial or business matters that the Purchaser is capable of evaluating the merits and risks of this investment in the Notes and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Purchaser to be aware of the character, business acumen and financial circumstances of such persons.

4.4 **Accredited Purchaser Status**. The Purchaser is an "accredited Purchaser" within the meaning of Regulation D promulgated under the Securities Act of 1933, as amended.

5. **CONDITIONS TO CLOSING**.

5.1 **Conditions to Purchaser's Obligations**. The obligations of the Purchaser to purchase the Notes at the Initial Closing and at any Subsequent Closing are subject to the

fulfillment or waiver, on or before each such Closing, of each of the following conditions, the waiver of which shall not be effective against the Purchaser who does not consent to such waiver, which consent may be given by written, oral or telephone communication to the Company, its counsel or to special counsel to the Purchaser:

(a) Each of the representations and warranties of the Company contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing; and

(b) The Company shall have performed and complied with all material agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

(c) George E. Anastassov and Lekhram Changoer shall have executed employment agreements in such form as is satisfactory to Purchaser and shall deliver such agreements to Purchaser.

5.2 **Condition to Company's Obligations**. The obligations of the Company to sell the Notes to the Purchaser at the Initial Closing and at any Subsequent Closing are subject to the fulfillment or waiver on or before each such Closing of the following condition by the Purchaser:

(a) Each of the representations and warranties of the Purchaser contained in Section 3.1 shall be true and correct on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing; and

(b) The Purchaser shall have performed and complied with all material agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

6. POST-CLOSING COVENANTS.

6.1 **Assignment and Transfer of Intellectual Property**. Promptly after the Initial Closing, but in any event not later than ten (10) business days after the Initial Closing, each of the Executives, and each of their affiliated companies or entities including but not limited to Stichting Sanammad, Sanammad Foundation, Mareda Holding BV and Sanammad USA, LLC (each, an "***Affiliate***"), shall perfect the transfer, assignment and conveyance to the Company (or to any of its subsidiaries as may be designated by the Company) all right, title and interest (throughout the United States and in all other countries or jurisdictions), free and clear of all liens and encumbrances, all Intellectual Property that are related to, arise out of or are in connection with hemp, cannabinoids, cannabidiol and/or cannabis (including but not limited to any products related thereto).owned, held or invented by any such Executive or Affiliate, including, but not limited to those Intellectual Properties disclosed as owned by the Company in the Company's most recent Forms 10K and 10Q filed with the Securities and Exchange Commission (together the "***Cannabis-Related Intellectual Property***"). Specifically, and without limitation, the Executives and their Affiliates shall vest the Company with full title to all such Cannabis-Related Intellectual Property, including letters patent and other applicable

registrations, related to the Cannabis-Related Intellectual Property. Should the Executives and/or their Affiliates fail to timely comply with this post-Initial Closing covenant, each Executive and their Affiliates hereby irrevocably designates and appoints the Company and each of its officers and directors, as their agent and attorney-in-fact to do all lawfully permitted acts to further the transfer and assignment of such Cannabis-Related Intellectual Property (***"Attorney-in-Fact Transfer"***) and does hereby irrevocably waive any and all claims, objections or defenses to or against any Attorney-in-Fact Transfer of any Cannabis-Related Intellectual Property.

6.2 **Additional Assurances**. Each Executive and Affiliate shall take all actions to make, execute and deliver such instruments as shall be reasonable or necessary to carry out the terms and conditions of this Agreement, and the obligations of Executives and Affiliates hereunder. Any act or action required of Dr. Anastassov or Mr. Changoer under this Section 6 is in addition to any requirement set forth in their respective Amended and Restated Employment Agreements.

7. GENERAL PROVISIONS.

7.1 **Survival of Warranties**. The representations, warranties and covenants of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchaser, its counsel or the Company, as the case may be.

7.2 **Successors and Assigns**. Except as otherwise provided in this Agreement, the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives.

6.3 **Expenses**. Each party shall pay all costs and expenses that each, respectively, incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the purchase, sale, issuance and delivery of the Notes.

7.4 **Choice of Law; Venue**. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of California and the federal law of the United States without reference to principles of conflicts of law. The parties agree that, in the event of any dispute arising out of this Agreement or the transactions contemplated thereby, venue for such dispute shall be in the state or federal courts located in San Diego, California, and that each party hereto waives any objection to such venue based on forum non conveniens.

7.5 **Counterparts**. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

7.6 **Titles and Headings**. The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically states, all references herein to "sections" and "exhibits" will mean "sections" and "exhibits" to this Agreement.

7.7 **No Finder's Fees**. Each party represents that it neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction. The Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Purchaser or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Purchaser from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible in connection with this transaction.

7.8 **Amendments and Waivers**. Any term of this Agreement or the Notes may be amended and the observance of any term of this Agreement or the Notes may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Purchaser.

7.9 **Severability**. If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such clause or provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the foregoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then the parties hereto agree to substitute such provision(s) through good faith negotiations.

7.10 **Entire Agreement**. This Agreement, and the documents referred to herein, together with the Exhibit hereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

7.11 **Further Assurances**. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

7.12 **Counterparts**. This Agreement may be executed and delivered in any number of counterparts by facsimile or in electronic form (such as PDF, TIF) and upon such delivery such signature will be deemed to have the same effect as if the original signature had been delivered to the other party. The original signature copy shall be delivered to the other party by express overnight delivery. The failure to deliver the original signature copy and/or the nonreceipt of the original signature copy shall have no effect upon the binding and enforceable nature of this Agreement.

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7.13 **Third Parties**. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

6.14 **Assignment**. Purchaser may assign its rights and obligations under this Agreement to any entity either owned or managed by James R. Arabia.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Convertible Note Purchase Agreement as of the date first above written.

COMPANY:

AXIM Biotechnologies, Inc.

By:____________________________
Dr. George E. Anastassov, CEO

PURCHASER:

TL-66 LLC

By:____________________________
James R. Arabia, President

EXECUTIVES:
(for purposes of Section 6 only)

Dr. George E. Anastassov, Dr. Philip A. Van Damme and Lekhram Changoer

By:____________________________
Dr. George E. Anastassov, Individually and on behalf of his Affiliates

By:____________________________
Dr. Philip A. Van Damme, Individually and on behalf of his Affiliates

By:____________________________
Lekhram Changoer, Individually and on behalf of his Affiliates

Attachment:

Exhibit A – Form of Notes and Security Agreement

SECURED CONVERTIBLE PROMISSORY NOTE # 1

$200,000 Dated: September 16, 2016

FOR VALUE RECEIVED, the undersigned, Axim Biotechnologies, Inc., a Nevada corporation ("Debtor"), promises to pay to the order of TL-66 LLC, or order ("Holder"), at the corporate offices of Holder, or such other place as Holder may designate in writing, the principal amount of Two Hundred Thousand and 00/100 Dollars ($200,000), together with interest on the unpaid principal balance from time to time outstanding, computed on the basis of a three hundred sixty (360) day year and compounded on a semi-annual basis at a rate equal to Three and One Half Percent (3.5%) per annum (the "Interest Rate").

1. Payment of Principal and Interest. Commencing on the date hereof, interest shall accrue on this Note at the Interest Rate and shall be payable by Debtor on a semi-annual basis beginning on October 1, 2017 and thereafter on the first day of each April and October until the Maturity Date, at which time all principal and interest accrued hereon shall be due and payable. The Maturity Date for this Note shall be October 1, 2029. All payments made on this Note shall be first applied to interest and then to principal.

2. Security. This Note is secured by that certain Security Agreement, and any amendments or addendums thereto (the "Security Agreement"), dated September 16, 2016 between Holder and Debtor, granting Holder a senior security interest in Debtor's assets (the "Assets") and such other items set forth more fully in the Security Agreement (collectively, the "Collateral") and shall be senior in right of payment to all of Debtor's unsecured debt and subordinate debt and equal in rank with all other indebtedness secured by the Security Agreement.

3. Prepayment. Debtor shall not be permitted to prepay the principal amount of this Note, either in whole or in part, without the express written consent of Holder, which consent Holder may withhold in its sole and absolute discretion.

4. Conversion of Note.

(a) Any Holder of this Note has the right, at the Holder's option, at any time prior to payment in full of the principal due on this Note, to convert the principal amount of this Note, in whole or in part, into fully paid and nonassessable shares of Debtor's common stock ("Common Stock"). The number of shares of Common Stock into which this Note may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount being tendered for conversion including interest accrued thereon by the Conversion Price in effect at the time of such conversion. The Conversion Price shall be equal to the *lesser* of $.2201 or the closing price of Debtor's common stock as of the date of conversion times 80%. Subject to Conversion Price Adjustments as set forth in Section 5 and for example and for purposes of clarity; if Debtor's common stock closed at $.20 on the date of any particular conversion (in whole or in part), the amount being tendered for that particular conversion would have a Conversion Price of $.16 ($.20 X 80% = $.16) and if the closing price of Debtor's common stock was $.40 on the date of any particular conversion (in whole or in part), the amount being tendered for that particular conversion would have a Conversion Price of $.2201.

Notwithstanding the foregoing, Holder shall not be permitted to convert the Note, or portion thereof, if such conversion would result in beneficial ownership by Holder and its affiliates of more than 4.9% of the Debtor's outstanding Common Stock as of the date of conversion.

(b) If Holder desires to exercise its conversion rights under this Note it may do so by surrendering this Note along with a conversion notice in similar form and substance as the conversion notice attached hereto as **"Attachment 1"** at the Debtor's principal corporate office.

(c) No fractional shares shall be issued upon conversion. The amount of shares to be issued upon conversion shall be rounded to the nearest whole share amount.

(d) As promptly as practicable after the conversion of this Note, the Debtor at its expense will issue and deliver to Holder of this Note a certificate or certificates for the number of shares of Common Stock issuable upon such conversion.

5. Conversion Price Adjustments.

(a) In case at any time the Common Stock outstanding shall be combined into a lesser number of shares, whether by reclassification or reduction of capital stock, and whether referred to as a "reverse split" or otherwise (a "Share Reduction Event"), then the Conversion Price shall be proportionately increased by multiplying the Conversion Price immediately preceding a Share Reduction Event by the sum of (i) the number of shares of Common Stock outstanding immediately prior to a Share Reduction Event divided by (ii) the number of shares of Common Stock outstanding immediately following such Share Reduction Event.

(b) In case at any time any Common Stock shall be issued, or be deemed to have been issued, as a dividend on outstanding Common Stock or shall be issued upon subdivision, reclassification, recapitalization, whether referred to as a "stock split" or otherwise (a "Share Increase Event"), then the Conversion Price shall be proportionately decreased by multiplying the Conversion Price immediately preceding a Share Increase Event by the sum of (i) the number of shares of Common Stock outstanding immediately prior to a Share Increase Event divided by (ii) the number of shares of Common Stock outstanding immediately following such Share Increase Event.

(c) In the case of a merger or acquisition which results in the retirement of all of Debtor's Common Stock, this Note shall be convertible into the same type and amount of consideration paid for the Common Stock pursuant to such merger or acquisition, which type and amount of consideration shall be fixed until the maturity of this Note.

6. Event of Default. Each of the following shall constitute an Event of Default under this Note:

(a) Debtor fails to make any payment when due.

(b) A default by Debtor under any other debt instrument issued by Debtor, provided however, only in the event that Debtor has received a notice from the Holder of such defaulted instrument of indebtedness of its intention to accelerate the debt thereunder.

(c) Upon any assignment by Debtor for the benefit of creditors, or filing by or against Debtor of a petition in bankruptcy, or adjudication of Debtor as bankrupt or insolvent, or filing by or against Debtor of any petition or answer seeking for Debtor any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or filing any answer admitting or failing to deny the material allegations of a petition filed against it for any such relief, or seeking or consenting to or acquiescing in the appointment of any trustee,

receiver or liquidator of itself or of all or any substantial part of its properties, or its directors or stockholders taking any action looking to its dissolution or liquidation.

7. Holder's Rights. Upon an Event of Default, Holder may declare the entire unpaid principal balance on this Note together with interest on any unpaid balance immediately due, without notice, and then Debtor will pay that amount.

If any Event of Default occurs, neither the failure of Holder to promptly exercise its right to declare the outstanding principal of and accrued and unpaid interest on this Note to be immediately due and payable, nor the failure of Holder to exercise any other right or remedy that it may have for default, nor the acceptance by Holder of late payments, nor the failure of Holder to demand strict performance of any obligation of Debtor hereunder, shall constitute a waiver of any such rights while such default continues, nor a waiver of such rights in connection with any future default on the part of Debtor. Furthermore, acceptance by Holder of partial payments following due acceleration of the indebtedness evidenced hereby shall not constitute a waiver by Holder of the acceleration of such indebtedness.

8. Sale, Assignment or Transfer of Note. The Holder of this Note may sell, assign, transfer, pledge or hypothecate this Note at any time in Holder's sole and absolute discretion provided however, such assignment may only be made to any entity owned or managed by James R. Arabia, Medical Marijuana, Inc. (or any of its affiliates, subsidiaries or officers or directors), General Hemp, LLC (or any of its affiliates, subsidiaries or officers, directors, managers or members), Columbia & Beech Corporation fka Hemp Deposit and Distribution Corporation (or any of its affiliates, subsidiaries or officers or directors). Any other assignments require the prior consent of Debtor, which consent shall not be unreasonably withheld or delayed

9. Maximum Rate. All agreements which either are now or which shall become agreements between Debtor and Holder are expressly limited so that in no contingency or event whatever, whether by reason of deferment or advancement of the indebtedness represented by this Note, acceleration of the maturity date of this Note, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced by this Note exceed the maximum amount of interest permissible under applicable law. If at any time, from any circumstance whatsoever, fulfillment of any provision of this Note or any other agreement between Debtor and Holder shall result in or involve payments or performance which would exceed the maximum legal interest rate, then ipso facto, the obligation to be fulfilled shall be reduced so as not to exceed such maximum legal interest rate.

10. Waiver. No delay or omission on the part of any holder hereof in exercising any right or option herein given to such holder shall impair such right or option to be considered as a waiver thereof or acquiescence in any default hereunder. Debtor hereby waives any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor.

11. Attorney's Fees. In the event of any dispute, action, or other proceeding brought by either party against the other under this Note, the prevailing party shall be entitled to recover all costs and expenses incurred in connection with such dispute, action, or other proceeding, including, without limitation, the fees and costs of its attorneys, whether or not such dispute, action, or other proceeding proceeds to formal resolution or judgment.

12. Cumulative. Holder's rights and remedies under this Note and applicable law shall be cumulative and not in the alternative.

13. Governing Law and Venue. This Note is and shall be governed by and construed and enforced in accordance with the laws of the State of California without application of conflict of laws principles. Sole and proper venue and jurisdiction for any dispute arising out of or relating to this Note shall be San Diego County Superior Court in San Diego, California.

15. Successors. The provisions of this Note shall inure to the benefit of Holder's successors and assigns, and are binding on Debtor's successors.

16. Time of Essence. Time is of the essence under this Note.

17. Severability. Should any one or more of the provisions of this Note be determined to be illegal or unenforceable, such provision(s) shall (i) be modified to the minimum extent necessary to render it valid and enforceable, or (ii) if it cannot be so modified, be deemed not to be a part of this Note and shall not affect the validity or enforceability of the remaining provisions.

IN WITNESS WHEREOF the parties have entered into this Secured Convertible Promissory Note #1 as of the date first above written.

DEBTOR:	**HOLDER:**
Axim Biotechnologies, Inc. a Nevada Corporation	TL-66 LLC, a California limited liability company
By:________________________ George E. Anastassov, President	By: ________________________ James R. Arabia, President

ATTACHMENT 1

CONVERSION NOTICE

Axim Biotechnologies, Inc..
Attn: George E. Anastassov, President

Date: ___________

CONVERSION NOTICE

Holder hereby gives notice to Axim Biotechnologies, Inc., a Nevada corporation (the "Company"), pursuant to that certain Secured Convertible Promissory Note #1, face value $200,000 dated September 16, 2016, made by the Company in favor of Holder (the "Note"), that Holder elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of the Company's regular common stock as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below.

A. Date of conversion: ___________________________
B. Conversion Amount: ___________________________
C. Conversion Price: ______________________________
D. Conversion Shares: ____________________________ (B divided by C)
E. Remaining Outstanding Balance of Note: $____________________ including interest accrued thereon of $______________ as of the date of this Conversion Notice.

Sincerely,

TL-66 LLC

____
James R. Arabia, President

SECURED CONVERTIBLE PROMISSORY NOTE #2

$200,000

Dated: September 16, 2016

FOR VALUE RECEIVED, the undersigned, Axim Biotechnologies, Inc., a Nevada corporation ("Debtor"), promises to pay to the order of TL-66 LLC, or order ("Holder"), at the corporate offices of Holder, or such other place as Holder may designate in writing, the principal amount of Two Hundred Thousand and 00/100 Dollars ($200,000), together with interest on the unpaid principal balance from time to time outstanding, computed on the basis of a three hundred sixty (360) day year and compounded on a semi-annual basis at a rate equal to Three and One Half Percent (3.5%) per annum (the "Interest Rate").

1. Payment of Principal and Interest. Commencing on the date hereof, interest shall accrue on this Note at the Interest Rate and shall be payable by Debtor on a semi-annual basis beginning on October 1, 2017 and thereafter on the first day of each April and October until the Maturity Date, at which time all principal and interest accrued hereon shall be due and payable. The Maturity Date for this Note shall be October 1, 2029. All payments made on this Note shall be first applied to interest and then to principal.

2. Security. This Note is secured by that certain Security Agreement, and any amendments or addendums thereto (the "Security Agreement"), dated September 16, 2016 between Holder and Debtor, granting Holder a senior security interest in Debtor's assets (the "Assets") and such other items set forth more fully in the Security Agreement (collectively, the "Collateral") and shall be senior in right of payment to all of Debtor's unsecured debt and subordinate debt and equal in rank with all other indebtedness secured by the Security Agreement.

3. Prepayment. Debtor shall not be permitted to prepay the principal amount of this Note, either in whole or in part, without the express written consent of Holder, which consent Holder may withhold in its sole and absolute discretion.

4. Conversion of Note.

(a) Any Holder of this Note has the right, at the Holder's option, at any time prior to payment in full of the principal due on this Note, to convert the principal amount of this Note, in whole or in part, into fully paid and nonassessable shares of Debtor's common stock ("Common Stock"). The number of shares of Common Stock into which this Note may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount being tendered for conversion including interest accrued thereon by the Conversion Price in effect at the time of such conversion. The Conversion Price shall be equal to the *lesser* of $.2201 or the closing price of Debtor's common stock as of the date of conversion times 80%. Subject to Conversion Price Adjustments as set forth in Section 5 and for example and for purposes of clarity; if Debtor's common stock closed at $.20 on the date of any particular conversion (in whole or in part), the amount being tendered for that particular conversion would have a Conversion Price of $.16 ($.20 X 80% = $.16) and if the closing price of Debtor's common stock was $.40 on the date of any particular conversion (in whole or in part), the amount being tendered for that particular conversion would have a Conversion Price of $.2201.

Notwithstanding the foregoing, Holder shall not be permitted to convert the Note, or portion thereof, if such conversion would result in beneficial ownership by Holder and its affiliates of more than 4.9% of the Debtor's outstanding Common Stock as of the date of conversion.

(b) If Holder desires to exercise its conversion rights under this Note it may do so by surrendering this Note along with a conversion notice in similar form and substance as the conversion notice attached hereto as **"Attachment 1"** at the Debtor's principal corporate office.

(c) No fractional shares shall be issued upon conversion. The amount of shares to be issued upon conversion shall be rounded to the nearest whole share amount.

(d) As promptly as practicable after the conversion of this Note, the Debtor at its expense will issue and deliver to Holder of this Note a certificate or certificates for the number of shares of Common Stock issuable upon such conversion.

5. Conversion Price Adjustments.

(a) In case at any time the Common Stock outstanding shall be combined into a lesser number of shares, whether by reclassification or reduction of capital stock, and whether referred to as a "reverse split" or otherwise (a "Share Reduction Event"), then the Conversion Price shall be proportionately increased by multiplying the Conversion Price immediately preceding a Share Reduction Event by the sum of (i) the number of shares of Common Stock outstanding immediately prior to a Share Reduction Event divided by (ii) the number of shares of Common Stock outstanding immediately following such Share Reduction Event.

(b) In case at any time any Common Stock shall be issued, or be deemed to have been issued, as a dividend on outstanding Common Stock or shall be issued upon subdivision, reclassification, recapitalization, whether referred to as a "stock split" or otherwise (a "Share Increase Event"), then the Conversion Price shall be proportionately decreased by multiplying the Conversion Price immediately preceding a Share Increase Event by the sum of (i) the number of shares of Common Stock outstanding immediately prior to a Share Increase Event divided by (ii) the number of shares of Common Stock outstanding immediately following such Share Increase Event.

(c) In the case of a merger or acquisition which results in the retirement of all of Debtor's Common Stock, this Note shall be convertible into the same type and amount of consideration paid for the Common Stock pursuant to such merger or acquisition, which type and amount of consideration shall be fixed until the maturity of this Note.

6. Event of Default. Each of the following shall constitute an Event of Default under this Note:

(a) Debtor fails to make any payment when due.

(b) A default by Debtor under any other debt instrument issued by Debtor, provided however, only in the event that Debtor has received a notice from the Holder of such defaulted instrument of indebtedness of its intention to accelerate the debt thereunder.

(c) Upon any assignment by Debtor for the benefit of creditors, or filing by or against Debtor of a petition in bankruptcy, or adjudication of Debtor as bankrupt or insolvent, or filing by or against Debtor of any petition or answer seeking for Debtor any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or filing any answer admitting or failing to deny the material allegations of a petition filed against it for any such relief, or seeking or consenting to or acquiescing in the appointment of any trustee,

receiver or liquidator of itself or of all or any substantial part of its properties, or its directors or stockholders taking any action looking to its dissolution or liquidation.

7. Holder's Rights. Upon an Event of Default, Holder may declare the entire unpaid principal balance on this Note together with interest on any unpaid balance immediately due, without notice, and then Debtor will pay that amount.

If any Event of Default occurs, neither the failure of Holder to promptly exercise its right to declare the outstanding principal of and accrued and unpaid interest on this Note to be immediately due and payable, nor the failure of Holder to exercise any other right or remedy that it may have for default, nor the acceptance by Holder of late payments, nor the failure of Holder to demand strict performance of any obligation of Debtor hereunder, shall constitute a waiver of any such rights while such default continues, nor a waiver of such rights in connection with any future default on the part of Debtor. Furthermore, acceptance by Holder of partial payments following due acceleration of the indebtedness evidenced hereby shall not constitute a waiver by Holder of the acceleration of such indebtedness.

8. Sale, Assignment or Transfer of Note. The Holder of this Note may sell, assign, transfer, pledge or hypothecate this Note at any time in Holder's sole and absolute discretion provided however, such assignment may only be made to any entity owned or managed by James R. Arabia, Medical Marijuana, Inc. (or any of its affiliates, subsidiaries or officers or directors), General Hemp, LLC (or any of its affiliates, subsidiaries or officers, directors, managers or members), Columbia & Beech Corporation fka Hemp Deposit and Distribution Corporation (or any of its affiliates, subsidiaries or officers or directors). Any other assignments require the prior consent of Debtor, which consent shall not be unreasonably withheld or delayed

9. Maximum Rate. All agreements which either are now or which shall become agreements between Debtor and Holder are expressly limited so that in no contingency or event whatever, whether by reason of deferment or advancement of the indebtedness represented by this Note, acceleration of the maturity date of this Note, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced by this Note exceed the maximum amount of interest permissible under applicable law. If at any time, from any circumstance whatsoever, fulfillment of any provision of this Note or any other agreement between Debtor and Holder shall result in or involve payments or performance which would exceed the maximum legal interest rate, then ipso facto, the obligation to be fulfilled shall be reduced so as not to exceed such maximum legal interest rate.

10. Waiver. No delay or omission on the part of any holder hereof in exercising any right or option herein given to such holder shall impair such right or option to be considered as a waiver thereof or acquiescence in any default hereunder. Debtor hereby waives any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor.

11. Attorney's Fees. In the event of any dispute, action, or other proceeding brought by either party against the other under this Note, the prevailing party shall be entitled to recover all costs and expenses incurred in connection with such dispute, action, or other proceeding, including, without limitation, the fees and costs of its attorneys, whether or not such dispute, action, or other proceeding proceeds to formal resolution or judgment.

12. Cumulative. Holder's rights and remedies under this Note and applicable law shall be cumulative and not in the alternative.

13. Governing Law and Venue. This Note is and shall be governed by and construed and enforced in accordance with the laws of the State of California without application of conflict of laws principles. Sole and proper venue and jurisdiction for any dispute arising out of or relating to this Note shall be San Diego County Superior Court in San Diego, California.

15. Successors. The provisions of this Note shall inure to the benefit of Holder's successors and assigns, and are binding on Debtor's successors.

16. Time of Essence. Time is of the essence under this Note.

17. Severability. Should any one or more of the provisions of this Note be determined to be illegal or unenforceable, such provision(s) shall (i) be modified to the minimum extent necessary to render it valid and enforceable, or (ii) if it cannot be so modified, be deemed not to be a part of this Note and shall not affect the validity or enforceability of the remaining provisions.

IN WITNESS WHEREOF the parties have entered into this Secured Convertible Promissory Note #2 as of the date first above written.

DEBTOR:

Axim Biotechnologies, Inc.
a Nevada Corporation

By:________________________
George E. Anastassov, President

HOLDER:

TL-66 LLC,
a California limited liability company

By: ________________________
James R. Arabia, President

ATTACHMENT 1

CONVERSION NOTICE

Axim Biotechnologies, Inc..
Attn: George E. Anastassov, President

Date: __________

CONVERSION NOTICE

Holder hereby gives notice to Axim Biotechnologies, Inc., a Nevada corporation (the "Company"), pursuant to that certain Secured Convertible Promissory Note #2, face value $200,000 dated September 16, 2016, made by the Company in favor of Holder (the "Note"), that Holder elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of the Company's regular common stock as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below.

A. Date of conversion: ____________________
B. Conversion Amount: ____________________
C. Conversion Price: ____________________
D. Conversion Shares: ____________________ (B divided by C)
E. Remaining Outstanding Balance of Note: $________________ including interest accrued thereon of $__________ as of the date of this Conversion Notice.

Sincerely,

TL-66 LLC

____
James R. Arabia, President

SECURED CONVERTIBLE PROMISSORY NOTE #3

$200,000

Dated: September 16, 2016

FOR VALUE RECEIVED, the undersigned, Axim Biotechnologies, Inc., a Nevada corporation ("Debtor"), promises to pay to the order of TL-66 LLC, or order ("Holder"), at the corporate offices of Holder, or such other place as Holder may designate in writing, the principal amount of Two Hundred Thousand and 00/100 Dollars ($200,000), together with interest on the unpaid principal balance from time to time outstanding, computed on the basis of a three hundred sixty (360) day year and compounded on a semi-annual basis at a rate equal to Three and One Half Percent (3.5%) per annum (the "Interest Rate").

1. Payment of Principal and Interest. Commencing on the date hereof, interest shall accrue on this Note at the Interest Rate and shall be payable by Debtor on a semi-annual basis beginning on October 1, 2017 and thereafter on the first day of each April and October until the Maturity Date, at which time all principal and interest accrued hereon shall be due and payable. The Maturity Date for this Note shall be October 1, 2029. All payments made on this Note shall be first applied to interest and then to principal.

2. Security. This Note is secured by that certain Security Agreement, and any amendments or addendums thereto (the "Security Agreement"), dated September 16, 2016 between Holder and Debtor, granting Holder a senior security interest in Debtor's assets (the "Assets") and such other items set forth more fully in the Security Agreement (collectively, the "Collateral") and shall be senior in right of payment to all of Debtor's unsecured debt and subordinate debt and equal in rank with all other indebtedness secured by the Security Agreement.

3. Prepayment. Debtor shall not be permitted to prepay the principal amount of this Note, either in whole or in part, without the express written consent of Holder, which consent Holder may withhold in its sole and absolute discretion.

4. Conversion of Note.

(a) Any Holder of this Note has the right, at the Holder's option, at any time prior to payment in full of the principal due on this Note, to convert the principal amount of this Note, in whole or in part, into fully paid and nonassessable shares of Debtor's common stock ("Common Stock"). The number of shares of Common Stock into which this Note may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount being tendered for conversion including interest accrued thereon by the Conversion Price in effect at the time of such conversion. The Conversion Price shall be equal to the *lesser* of $.2201 or the closing price of Debtor's common stock as of the date of conversion times 80%. Subject to Conversion Price Adjustments as set forth in Section 5 and for example and for purposes of clarity; if Debtor's common stock closed at $.20 on the date of any particular conversion (in whole or in part), the amount being tendered for that particular conversion would have a Conversion Price of $.16 ($.20 X 80% = $.16) and if the closing price of Debtor's common stock was $.40 on the date of any particular conversion (in whole or in part), the amount being tendered for that particular conversion would have a Conversion Price of $.2201.

Notwithstanding the foregoing, Holder shall not be permitted to convert the Note, or portion thereof, if such conversion would result in beneficial ownership by Holder and its affiliates of more than 4.9% of the Debtor's outstanding Common Stock as of the date of conversion.

(b) If Holder desires to exercise its conversion rights under this Note it may do so by surrendering this Note along with a conversion notice in similar form and substance as the conversion notice attached hereto as **"Attachment 1"** at the Debtor's principal corporate office.

(c) No fractional shares shall be issued upon conversion. The amount of shares to be issued upon conversion shall be rounded to the nearest whole share amount.

(d) As promptly as practicable after the conversion of this Note, the Debtor at its expense will issue and deliver to Holder of this Note a certificate or certificates for the number of shares of Common Stock issuable upon such conversion.

5. Conversion Price Adjustments.

(a) In case at any time the Common Stock outstanding shall be combined into a lesser number of shares, whether by reclassification or reduction of capital stock, and whether referred to as a "reverse split" or otherwise (a "Share Reduction Event"), then the Conversion Price shall be proportionately increased by multiplying the Conversion Price immediately preceding a Share Reduction Event by the sum of (i) the number of shares of Common Stock outstanding immediately prior to a Share Reduction Event divided by (ii) the number of shares of Common Stock outstanding immediately following such Share Reduction Event.

(b) In case at any time any Common Stock shall be issued, or be deemed to have been issued, as a dividend on outstanding Common Stock or shall be issued upon subdivision, reclassification, recapitalization, whether referred to as a "stock split" or otherwise (a "Share Increase Event"), then the Conversion Price shall be proportionately decreased by multiplying the Conversion Price immediately preceding a Share Increase Event by the sum of (i) the number of shares of Common Stock outstanding immediately prior to a Share Increase Event divided by (ii) the number of shares of Common Stock outstanding immediately following such Share Increase Event.

(c) In the case of a merger or acquisition which results in the retirement of all of Debtor's Common Stock, this Note shall be convertible into the same type and amount of consideration paid for the Common Stock pursuant to such merger or acquisition, which type and amount of consideration shall be fixed until the maturity of this Note.

6. Event of Default. Each of the following shall constitute an Event of Default under this Note:

(a) Debtor fails to make any payment when due.

(b) A default by Debtor under any other debt instrument issued by Debtor, provided however, only in the event that Debtor has received a notice from the Holder of such defaulted instrument of indebtedness of its intention to accelerate the debt thereunder.

(c) Upon any assignment by Debtor for the benefit of creditors, or filing by or against Debtor of a petition in bankruptcy, or adjudication of Debtor as bankrupt or insolvent, or filing by or against Debtor of any petition or answer seeking for Debtor any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or filing any answer admitting or failing to deny the material allegations of a petition filed against it for any such relief, or seeking or consenting to or acquiescing in the appointment of any trustee,

receiver or liquidator of itself or of all or any substantial part of its properties, or its directors or stockholders taking any action looking to its dissolution or liquidation.

7. Holder's Rights. Upon an Event of Default, Holder may declare the entire unpaid principal balance on this Note together with interest on any unpaid balance immediately due, without notice, and then Debtor will pay that amount.

If any Event of Default occurs, neither the failure of Holder to promptly exercise its right to declare the outstanding principal of and accrued and unpaid interest on this Note to be immediately due and payable, nor the failure of Holder to exercise any other right or remedy that it may have for default, nor the acceptance by Holder of late payments, nor the failure of Holder to demand strict performance of any obligation of Debtor hereunder, shall constitute a waiver of any such rights while such default continues, nor a waiver of such rights in connection with any future default on the part of Debtor. Furthermore, acceptance by Holder of partial payments following due acceleration of the indebtedness evidenced hereby shall not constitute a waiver by Holder of the acceleration of such indebtedness.

8. Sale, Assignment or Transfer of Note. The Holder of this Note may sell, assign, transfer, pledge or hypothecate this Note at any time in Holder's sole and absolute discretion provided however, such assignment may only be made to any entity owned or managed by James R. Arabia, Medical Marijuana, Inc. (or any of its affiliates, subsidiaries or officers or directors), General Hemp, LLC (or any of its affiliates, subsidiaries or officers, directors, managers or members), Columbia & Beech Corporation fka Hemp Deposit and Distribution Corporation (or any of its affiliates, subsidiaries or officers or directors). Any other assignments require the prior consent of Debtor, which consent shall not be unreasonably withheld or delayed

9. Maximum Rate. All agreements which either are now or which shall become agreements between Debtor and Holder are expressly limited so that in no contingency or event whatever, whether by reason of deferment or advancement of the indebtedness represented by this Note, acceleration of the maturity date of this Note, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced by this Note exceed the maximum amount of interest permissible under applicable law. If at any time, from any circumstance whatsoever, fulfillment of any provision of this Note or any other agreement between Debtor and Holder shall result in or involve payments or performance which would exceed the maximum legal interest rate, then ipso facto, the obligation to be fulfilled shall be reduced so as not to exceed such maximum legal interest rate.

10. Waiver. No delay or omission on the part of any holder hereof in exercising any right or option herein given to such holder shall impair such right or option to be considered as a waiver thereof or acquiescence in any default hereunder. Debtor hereby waives any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor.

11. Attorney's Fees. In the event of any dispute, action, or other proceeding brought by either party against the other under this Note, the prevailing party shall be entitled to recover all costs and expenses incurred in connection with such dispute, action, or other proceeding, including, without limitation, the fees and costs of its attorneys, whether or not such dispute, action, or other proceeding proceeds to formal resolution or judgment.

12. Cumulative. Holder's rights and remedies under this Note and applicable law shall be cumulative and not in the alternative.

13. Governing Law and Venue. This Note is and shall be governed by and construed and enforced in accordance with the laws of the State of California without application of conflict of laws principles. Sole and proper venue and jurisdiction for any dispute arising out of or relating to this Note shall be San Diego County Superior Court in San Diego, California.

15. Successors. The provisions of this Note shall inure to the benefit of Holder's successors and assigns, and are binding on Debtor's successors.

16. Time of Essence. Time is of the essence under this Note.

17. Severability. Should any one or more of the provisions of this Note be determined to be illegal or unenforceable, such provision(s) shall (i) be modified to the minimum extent necessary to render it valid and enforceable, or (ii) if it cannot be so modified, be deemed not to be a part of this Note and shall not affect the validity or enforceability of the remaining provisions.

IN WITNESS WHEREOF the parties have entered into this Secured Convertible Promissory Note #3 as of the date first above written.

DEBTOR:

Axim Biotechnologies, Inc.
a Nevada Corporation

By:________________________
George E. Anastassov, President

HOLDER:

TL-66 LLC,
a California limited liability company

By: ________________________
James R. Arabia, President

ATTACHMENT 1

CONVERSION NOTICE

Axim Biotechnologies, Inc..
Attn: George E. Anastassov, President

Date: ___________

CONVERSION NOTICE

Holder hereby gives notice to Axim Biotechnologies, Inc., a Nevada corporation (the "Company"), pursuant to that certain Secured Convertible Promissory Note #3, face value $200,000 dated September 16, 2016, made by the Company in favor of Holder (the "Note"), that Holder elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of the Company's regular common stock as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below.

A. Date of conversion: ___________________________
B. Conversion Amount: ___________________________
C. Conversion Price: ___________________________
D. Conversion Shares: ___________________________ (B divided by C)
E. Remaining Outstanding Balance of Note: $_____________________ including interest accrued thereon of $______________ as of the date of this Conversion Notice.

Sincerely,

TL-66 LLC

____
James R. Arabia, President

SECURED CONVERTIBLE PROMISSORY NOTE #4

$250,000 Dated: September 16, 2016

FOR VALUE RECEIVED, the undersigned, Axim Biotechnologies, Inc., a Nevada corporation ("Debtor"), promises to pay to the order of TL-66 LLC, or order ("Holder"), at the corporate offices of Holder, or such other place as Holder may designate in writing, the principal amount of Two Hundred Fifty Thousand and 00/100 Dollars ($250,000), together with interest on the unpaid principal balance from time to time outstanding, computed on the basis of a three hundred sixty (360) day year and compounded on a semi-annual basis at a rate equal to Three and One Half Percent (3.5%) per annum (the "Interest Rate").

1. Payment of Principal and Interest. Commencing on the date hereof, interest shall accrue on this Note at the Interest Rate and shall be payable by Debtor on a semi-annual basis beginning on October 1, 2017 and thereafter on the first day of each April and October until the Maturity Date, at which time all principal and interest accrued hereon shall be due and payable. The Maturity Date for this Note shall be October 1, 2029. All payments made on this Note shall be first applied to interest and then to principal.

2. Security. This Note is secured by that certain Security Agreement, and any amendments or addendums thereto (the "Security Agreement"), dated September 16, 2016 between Holder and Debtor, granting Holder a senior security interest in Debtor's assets (the "Assets") and such other items set forth more fully in the Security Agreement (collectively, the "Collateral") and shall be senior in right of payment to all of Debtor's unsecured debt and subordinate debt and equal in rank with all other indebtedness secured by the Security Agreement.

3. Prepayment. Debtor shall not be permitted to prepay the principal amount of this Note, either in whole or in part, without the express written consent of Holder, which consent Holder may withhold in its sole and absolute discretion.

4. Conversion of Note.

(a) Any Holder of this Note has the right, at the Holder's option, at any time prior to payment in full of the principal due on this Note, to convert the principal amount of this Note, in whole or in part, into fully paid and nonassessable shares of Debtor's common stock ("Common Stock"). The number of shares of Common Stock into which this Note may be converted ("Conversion Shares") shall be determined by dividing the aggregate principal amount being tendered for conversion including interest accrued thereon by the Conversion Price in effect at the time of such conversion. The Conversion Price shall be equal to the *lesser* of $.2201 or the closing price of Debtor's common stock as of the date of conversion times 80%. Subject to Conversion Price Adjustments as set forth in Section 5 and for example and for purposes of clarity; if Debtor's common stock closed at $.20 on the date of any particular conversion (in whole or in part), the amount being tendered for that particular conversion would have a Conversion Price of $.16 ($.20 X 80% = $.16) and if the closing price of Debtor's common stock was $.40 on the date of any particular conversion (in whole or in part), the amount being tendered for that particular conversion would have a Conversion Price of $.2201.

Notwithstanding the foregoing, Holder shall not be permitted to convert the Note, or portion thereof, if such conversion would result in beneficial ownership by Holder and its affiliates

of more than 4.9% of the Debtor's outstanding Common Stock as of the date of conversion.

(b) If Holder desires to exercise its conversion rights under this Note it may do so by surrendering this Note along with a conversion notice in similar form and substance as the conversion notice attached hereto as **"Attachment 1"** at the Debtor's principal corporate office.

(c) No fractional shares shall be issued upon conversion. The amount of shares to be issued upon conversion shall be rounded to the nearest whole share amount.

(d) As promptly as practicable after the conversion of this Note, the Debtor at its expense will issue and deliver to Holder of this Note a certificate or certificates for the number of shares of Common Stock issuable upon such conversion.

5. Conversion Price Adjustments.

(a) In case at any time the Common Stock outstanding shall be combined into a lesser number of shares, whether by reclassification or reduction of capital stock, and whether referred to as a "reverse split" or otherwise (a "Share Reduction Event"), then the Conversion Price shall be proportionately increased by multiplying the Conversion Price immediately preceding a Share Reduction Event by the sum of (i) the number of shares of Common Stock outstanding immediately prior to a Share Reduction Event divided by (ii) the number of shares of Common Stock outstanding immediately following such Share Reduction Event.

(b) In case at any time any Common Stock shall be issued, or be deemed to have been issued, as a dividend on outstanding Common Stock or shall be issued upon subdivision, reclassification, recapitalization, whether referred to as a "stock split" or otherwise (a "Share Increase Event"), then the Conversion Price shall be proportionately decreased by multiplying the Conversion Price immediately preceding a Share Increase Event by the sum of (i) the number of shares of Common Stock outstanding immediately prior to a Share Increase Event divided by (ii) the number of shares of Common Stock outstanding immediately following such Share Increase Event.

(c) In the case of a merger or acquisition which results in the retirement of all of Debtor's Common Stock, this Note shall be convertible into the same type and amount of consideration paid for the Common Stock pursuant to such merger or acquisition, which type and amount of consideration shall be fixed until the maturity of this Note.

6. Event of Default. Each of the following shall constitute an Event of Default under this Note:

(a) Debtor fails to make any payment when due.

(b) A default by Debtor under any other debt instrument issued by Debtor, provided however, only in the event that Debtor has received a notice from the Holder of such defaulted instrument of indebtedness of its intention to accelerate the debt thereunder.

(c) Upon any assignment by Debtor for the benefit of creditors, or filing by or against Debtor of a petition in bankruptcy, or adjudication of Debtor as bankrupt or insolvent, or filing by or against Debtor of any petition or answer seeking for Debtor any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or filing any answer admitting or failing to deny the material allegations of a petition filed

against it for any such relief, or seeking or consenting to or acquiescing in the appointment of any trustee, receiver or liquidator of itself or of all or any substantial part of its properties, or its directors or stockholders taking any action looking to its dissolution or liquidation.

7. Holder's Rights. Upon an Event of Default, Holder may declare the entire unpaid principal balance on this Note together with interest on any unpaid balance immediately due, without notice, and then Debtor will pay that amount.

If any Event of Default occurs, neither the failure of Holder to promptly exercise its right to declare the outstanding principal of and accrued and unpaid interest on this Note to be immediately due and payable, nor the failure of Holder to exercise any other right or remedy that it may have for default, nor the acceptance by Holder of late payments, nor the failure of Holder to demand strict performance of any obligation of Debtor hereunder, shall constitute a waiver of any such rights while such default continues, nor a waiver of such rights in connection with any future default on the part of Debtor. Furthermore, acceptance by Holder of partial payments following due acceleration of the indebtedness evidenced hereby shall not constitute a waiver by Holder of the acceleration of such indebtedness.

8. Sale, Assignment or Transfer of Note. The Holder of this Note may sell, assign, transfer, pledge or hypothecate this Note at any time in Holder's sole and absolute discretion provided however, such assignment may only be made to any entity owned or managed by James R. Arabia, Medical Marijuana, Inc. (or any of its affiliates, subsidiaries or officers or directors), General Hemp, LLC (or any of its affiliates, subsidiaries or officers, directors, managers or members), Columbia & Beech Corporation fka Hemp Deposit and Distribution Corporation (or any of its affiliates, subsidiaries or officers or directors). Any other assignments require the prior consent of Debtor, which consent shall not be unreasonably withheld or delayed

9. Maximum Rate. All agreements which either are now or which shall become agreements between Debtor and Holder are expressly limited so that in no contingency or event whatever, whether by reason of deferment or advancement of the indebtedness represented by this Note, acceleration of the maturity date of this Note, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of the indebtedness evidenced by this Note exceed the maximum amount of interest permissible under applicable law. If at any time, from any circumstance whatsoever, fulfillment of any provision of this Note or any other agreement between Debtor and Holder shall result in or involve payments or performance which would exceed the maximum legal interest rate, then ipso facto, the obligation to be fulfilled shall be reduced so as not to exceed such maximum legal interest rate.

10. Waiver. No delay or omission on the part of any holder hereof in exercising any right or option herein given to such holder shall impair such right or option to be considered as a waiver thereof or acquiescence in any default hereunder. Debtor hereby waives any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor.

11. Attorney's Fees. In the event of any dispute, action, or other proceeding brought by either party against the other under this Note, the prevailing party shall be entitled to recover all costs and expenses incurred in connection with such dispute, action, or other proceeding, including, without limitation, the fees and costs of its attorneys, whether or not such dispute, action, or other proceeding proceeds to formal resolution or judgment.

12. Cumulative. Holder's rights and remedies under this Note and applicable law shall be cumulative and not in the alternative.

13. Governing Law and Venue. This Note is and shall be governed by and construed and enforced in accordance with the laws of the State of California without application of conflict of laws principles. Sole and proper venue and jurisdiction for any dispute arising out of or relating to this Note shall be San Diego County Superior Court in San Diego, California.

15. Successors. The provisions of this Note shall inure to the benefit of Holder's successors and assigns, and are binding on Debtor's successors.

16. Time of Essence. Time is of the essence under this Note.

17. Severability. Should any one or more of the provisions of this Note be determined to be illegal or unenforceable, such provision(s) shall (i) be modified to the minimum extent necessary to render it valid and enforceable, or (ii) if it cannot be so modified, be deemed not to be a part of this Note and shall not affect the validity or enforceability of the remaining provisions.

IN WITNESS WHEREOF the parties have entered into this Secured Convertible Promissory Note #4 as of the date first above written.

DEBTOR:

Axim Biotechnologies, Inc.
a Nevada Corporation

By:__________________________
George E. Anastassov, President

HOLDER:

TL-66 LLC,
a California limited liability company

By: __________________________
James R. Arabia, President

ATTACHMENT 1

CONVERSION NOTICE

Axim Biotechnologies, Inc..
Attn: George E. Anastassov, President

Date: __________

CONVERSION NOTICE

Holder hereby gives notice to Axim Biotechnologies, Inc., a Nevada corporation (the "Company"), pursuant to that certain Secured Convertible Promissory Note #4, face value $250,000 dated September 16, 2016, made by the Company in favor of Holder (the "Note"), that Holder elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of the Company's regular common stock as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below.

A. Date of conversion: __________________________
B. Conversion Amount: __________________________
C. Conversion Price: ____________________________
D. Conversion Shares: __________________________ (B divided by C)
E. Remaining Outstanding Balance of Note: $____________________ including interest accrued thereon of $_____________ as of the date of this Conversion Notice.

Sincerely,

TL-66 LLC

____
James R. Arabia, President

SECURITY AGREEMENT

THIS SECURITY AGREEMENT ("Agreement") is made as of September 16, 2016 between Axim Biotechnologies, Inc., a Nevada corporation ("Debtor"), and TL-66 LLC, a California limited liability company ("Secured Party"), who agree as follows:

1. Recitals. This Agreement is entered into in contemplation of the following facts and circumstances:

a. Debtor has executed and delivered to Secured Party certain Secured Convertible Promissory Notes, and all amendments and addendums thereto (the "Convertible Notes" or "Notes").

b. Debtor has agreed to secure its performance of the Convertible Notes by giving Secured Party a senior security interest in the Collateral (as defined below).

2. Grant of Senior Security Interest / Seniority.

a. As security for Debtor's payment and performance of each and all of its obligations under the Convertible Notes, as may be amended and/or restated from time to time, Debtor hereby grants and assigns to Secured Party a senior security interest in all of Debtor's right, title, and interest in and to the assets more particularly described on **Schedule 1** attached hereto and incorporated herein by this reference (collectively, the "Collateral"). Such senior security interest shall be senior in all respects to subordinate security interests in the Collateral whether now in existence or hereafter granted.

b. Debtor and Secured Party agree and acknowledge that this Security Agreement may be used to secure more than one Note, *provided however*, such Notes must be issued in the name of Secured Party or any Affiliate of Secured Party. Secured Party may subsequently transfer and assign any such Notes pursuant to the terms of the assignment provision contained in the Convertible Notes (a "Valid Assignment") and this Security Agreement shall automatically transfer and assign to such assignee(s) along with the Note being transferred and assigned pursuant to a Valid Assignment. All Convertible Notes secured by this Security Agreement, whether in the name of Secured Party or assignee of a Valid Assignment, shall be equal in rank with each other. All references herein to "Secured Party" shall include all parties secured by this Security Agreement.

c. Debtor shall assign all of its intellectual property ("IP") to one wholly-owned subsidiary of Debtor (the "IP Entity"). Notwithstanding any term or provision contained in this Security Agreement (including Schedule 1) to the contrary, in the event of any proceeding (including bankruptcy or otherwise) to foreclosure upon, liquidate, sell or take possession of the IP Entity as full or partial satisfaction of the Note(s); (i) a valuation of the IP Entity shall be determined by an independent valuation firm acceptable to a majority of the Secured Party, the holders of Debtor's Series B Preferred Stock and the holders of Debtor's Series C Preferred Stock voting together as a group (the holders of the Note(s), the Series B Preferred Stock and the Series C Preferred Stock shall each be entitled to one vote [three votes in the aggregate]), (ii) the Secured Party shall retain a percentage of the outstanding shares of the IP Entity (the "Retained Shares") equal to the unpaid portion of the Note(s) divided by the valuation of the IP Entity, *provided however*, in no event shall the Retained Shares represent greater than 33 1/3 % or lesser than 10% of the outstanding shares of the IP Entity, and (iii) the outstanding shares of the IP Entity that are not Retained Shares shall be sold by the Secured Party in equal amounts to each of the holders of the Series B Preferred Stock and the holders of the Series C Preferred Stock for a total price of $1 each. Secured Party shall not be permitted to sell the IP Entity in satisfaction of their Note(s) without the prior consent of both the holders of the Series B Preferred Stock and the holders of the Series C Preferred Stock. Upon receipt of the Retained Shares the Secured Party shall have no further claim against Debtor related to the unconverted portion of the Convertible Notes. Retained Shares shall be divided pro rata between the holders of the Note(s). Nothing in this provision or this Agreement shall be construed to prevent the Secured Party from foreclosing upon, liquidating, selling or receiving all or part of the Collateral (other than the IP Entity) as partial or full satisfaction of the Note(s). For purposes of clarity, the Secured Party shall be entitled to foreclose, liquidate, sell or receive the Collateral (other than the IP Entity) as partial

satisfaction of the Note(s) and thereafter receive the Retained Shares as satisfaction of the remaining unpaid portion of the Note(s) pursuant to the procedure and formula set forth above. For example, if Secured Party was owed $2,000,000 under the Notes and $1,900,000 of that amount was satisfied by the foreclosure, liquidation, sale or receipt of the Collateral (not including the IP Entity) the Secured Party would then be entitled to Retained Shares using the procedure and formula set forth in this Section 2 b.

3. Representations, Warranties, and Covenants. Debtor represents, warrants, and covenants to Secured Party as follows:

a. Debtor owns the Collateral and has the requisite right, power, and authority to encumber, assign, and deliver the Collateral to Secured Party or its designated agent, as required by the terms and provisions of this Agreement.

b. No consent or approval (other than any which may be incidental to any filing with a filing officer to perfect the security interests in the Collateral) of any governmental body, regulatory authority, person, trust, or entity is or will be (i) necessary to the validity of the rights created hereunder, or (ii) required prior to the assignment, transfer, and delivery of any of the Collateral to Secured Party (or any agent designated by Secured Party).

c. No material dispute, right to setoff, counterclaim, or defense exists with respect to all or any part of the Collateral.

d. This Agreement constitutes the legal, valid, and binding obligation of Debtor, enforceable against Debtor and the Collateral in accordance with its provisions (subject to other limitations as to enforceability which might result from bankruptcy, reorganization, arrangement, insolvency, or other similar laws affecting creditors' rights generally).

e. Debtor keeps and shall continue to keep all of its books and records concerning the Collateral and all of its other books and records at the address listed below, unless written notice to the contrary is given by the Debtor to Secured Party.

4. Delivery and Perfection. Debtor represents and warrants that it understands and agrees that Secured Party shall be permitted to file a UCC 1 Financing Statement in order to perfect its security interest in the Collateral. In addition, Secured Party may maintain a segregated bank account in its name and require Debtor to maintain its cash in such account in order that Secured Party may prefect its security interest in such cash, and Debtor shall execute such further documents and instruments, and do such further acts as Secured Party may reasonably request from time to time, in order to protect and perfect its security interest in the Collateral.

5. Disposition of Collateral. Debtor covenants that it shall not engage in any exchange, sale, transfer or disposition of the Collateral except in the ordinary course of business.

6. Filing of Government Reports. Debtor shall prepare and file all schedules, reports, returns, and/or other data required by local, state, or federal authorities with respect to taxes or other charges against the Collateral, and pay, when due, all taxes and claims arising in connection with the Collateral.

7. Records and Reports. Debtor shall allow Secured Party, and its officers, agents, attorneys and accountants, to examine and copy any and all of the Debtor's books, records, or other documents relating to the Collateral at any time after reasonable notice during Debtor's business hours.

8. Default. The following shall constitute a default by Debtor hereunder:

a. The occurrence of any default under the Convertible Note; or

b. The failure of Debtor to punctually perform and otherwise fulfill or comply with any of its covenants, duties, obligations, and responsibilities under this Agreement or the Notes.

9. Rights and Remedies. Upon default by Debtor, Secured Party shall immediately notify Debtor in writing, which writing shall specify in detail the nature of such default, and shall state that Debtor has failed to cure such default within five (5) days after written notice. On the occurrence of any default hereunder, Secured Party shall be entitled to all rights and remedies provided for under law. Such rights of Secured Party shall be cumulative, and the exercise of any right by Secured Party shall not affect or impair other rights which Secured Party may have under this Agreement or at law. In accordance with the foregoing, Secured Party shall be entitled to:

a. Take or keep possession of the Collateral and protect the same;

b. If Secured Party is not then in possession of the Collateral, to require Debtor or any other person in possession of the Collateral to assemble it and make it available to Secured Party at a reasonably convenient place, to be designated by Secured Party;

c. Retain the Collateral in full satisfaction of Debtor's obligations or dispose of the Collateral by public or private sale and apply the proceeds in total or partial satisfaction of Debtor's obligations to Secured Party and for Secured Party's costs (including, without limitation, reasonable attorneys' fees and costs) incurred in proceeding under this paragraph.

d. Declare any or all amounts owing to Secured Party under the Convertible Notes, this Agreement, or otherwise to be immediately due and payable;

e. Reduce any claim against Debtor to judgment and enforce any such judgment against Debtor;

f. Take such steps as it may deem reasonably appropriate to foreclose upon or otherwise enforce the security interest(s) and lien of this Agreement to secure payment and performance of the Debtor's obligations under the Convertible Notes and this Agreement; and

g. Exercise any and all other rights and remedies available at law or equity or otherwise to Secured Party under this Agreement.

10. Full Payment. Upon payment in full of all amounts due and payable under the Convertible Notes Secured Party shall have no further right or interest in or to the Collateral for purposes of securing Debtor's payment and performance of its obligations to Secured Party which are covered by this Agreement.

11. Miscellaneous.

a. Remedies. Each of the parties to this Agreement shall be entitled to specifically enforce its rights under this Agreement, recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that the assets and other matters that are the subject of this Agreement are unique and that money damages will not be an adequate remedy for any breach of certain of the provisions of this Agreement relating to the assets and other matters and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

b. Amendments and Waivers. No change in, amendment to, waiver, or termination of this Agreement, or any part hereof, shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

c. Governing Law and Venue. This Security Agreement is and shall be governed by and construed and enforced in accordance with the laws of the State of California without application of conflict of laws principles. Sole and proper venue and jurisdiction for any dispute arising out of or relating to this Agreement shall be San Diego County Superior Court in San Diego, California.

d. Headings. Paragraph headings have been inserted in this Agreement as a matter of convenience only; such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of this Agreement.

e. Severability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, such provision(s) shall (i) be modified to the minimum extent necessary to render it valid and enforceable, or (ii) if it cannot be so modified, be deemed not to be a part of this Agreement and shall not affect the validity or enforceability of the remaining provisions.

f. Time of the Essence. Time is hereby expressly made of the essence with respect to the performance and/or satisfaction of each of the provisions and conditions of this Agreement.

g. Gender and Number. Wherever the context so requires, all words used in the singular shall be construed to include the plural, and vice versa, and words of any gender shall include any other gender.

h. Successors and Assigns. Except as otherwise expressly provided, this Agreement, and each of its provisions, covenants, and conditions, shall apply to, bind, and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, transferees, successors-in-interest, and assigns.

i. Assignment of Convertible Notes. This Security Agreement is incidental to the Convertible Notes. Subject to the Valid Assignment requirement set forth in Section 2 b., any assignment of the Convertible Notes serves to automatically assign this Security Agreement without any further action on the part of the parties to such assignment.

j. Further Assurances. Each party shall perform or cause to be performed any further acts and execute and deliver any documents that may be reasonably necessary or advisable to carry out the provisions of this Agreement.

k. Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall constitute one original document.

[signature page to follow]

IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed and made effective as of the first date written above.

DEBTOR:

Axim Biotechnologies, Inc.,
a Nevada corporation

By: ______________________
George E. Anastassov

SECURED PARTY:

TL-66 LLC
a California limited liability company

By: ______________________
James R. Arabia, President

SCHEDULE 1

COLLATERAL

All of the following properties, assets and rights of the Debtor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof:

All cash, bank deposits, personal and fixture property of every kind and nature including, without limitation, all furniture, fixtures, equipment, raw materials, inventory, other goods, accounts, contract rights, rights to the payment of money, insurance refund claims and all other insurance claims and proceeds, tort claims, chattel paper, stocks, bonds, notes, debt obligations, receivables, documents, instruments, securities and other investment property, deposit accounts, rights to proceeds of letters of credit and all general intangibles including, without limitation, all tax refund claims, license fees, patents, patent applications, intellectual properties, trade secrets, trademarks, trademark applications, trade names, copyrights, copyright applications, rights to sue and recover for past infringement of patents, trademarks and copyrights, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Debtor possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Debtor, and all recorded data of any kind or nature, regardless of the medium of recording, including, without limitation, all software, writings, plans, specifications, formulations and schematics.

The Debtor acknowledges and agrees that, in applying the law of any jurisdiction that at any time enacts all or substantially all of the uniform provisions of revised Article 9 of the Uniform Commercial Code approved by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and contained in the 1999 Official Text of the Uniform Commercial Code ("Revised Article 9"), the foregoing collateral description covers all assets of the Debtor.